Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
December, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   6.3350%


Excess Protection Level
   3 Month Average   5.65%
     December, 1997   5.15%
     November, 1997   5.59%
     October, 1997   6.20%



Cash Yield                                              18.51%


Investor Charge Offs                                     4.81%


Base Rate                                                8.55%


Over 35 Day Delinquency                                  5.35%


Seller's Interest                                       23.61%


Total Payment Rate                                      10.33%


Total Principal Balance                                $5,623,463,908.63


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,327,630,575.35